SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                             Date of report: June 17, 1998
                   Date of earliest event reported: June 15, 1998



                                      PFIZER INC.
               (Exact name of registrant as specified in its charter)



     Delaware              1-3619                13-5315170
(State or other       (Commission File        (I.R.S. Employer
 jurisdiction of           Number)           Identification No.)
 incorporation)


          235 East 42nd Street
           New York, New York                           10017
(Address of principal executive offices)             (Zip Code)


                Registrant's telephone number, including area code:
                               (212) 573-2323
Item 5.  Other Events

      On June 15, 1998 Pfizer Inc. agreed to sell Schneider Worldwide, a part of the Pfizer Medical Technology Group, to Boston Scientific Corporation for $2.1 billion in cash. Pfizer's press release is included as Exhibit 99 and is incorporated by reference.


Item 7.  Exhibits

      Exhibit 99  -  Press Release of Pfizer Inc.
                     dated June 16, 1998.


                             SIGNATURE

      Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                 PFIZER INC.



                                 By:  /s/ TERENCE J. GALLAGHER
                                    .............................
                                     Name: Terence J. Gallagher
                                     Title: Vice President-
                                            Corporate Governance
Dated: June 17, 1998

                               EXHIBIT INDEX

Exhibit No.                          Description

   99                  Press Release announcing the sale of
                       Schneider Worldwide to Boston Scientific
                       Corporation, dated June 16, 1998.